T. ROWE PRICE
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Small-Cap Stock Fund, Inc.

 Supplement to prospectus dated May 1, 1999
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 Effective immediately, the first sentence under principal investment strategy on page 1 of the prospectus will be replaced with the following:

 What is the fund's principal investment strategy?
   The fund will invest at least 65% of total assets in stocks and equity-related securities of small companies. A small-company is defined as having a market capitalization that falls within the range of companies in the Russell 2000 Index, a widely used benchmark for small-cap stock performance.

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 The date of this supplement is February 7, 2000.
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                                                                F65-041  2/07/00

   February 8, 2000


   Laura J. Riegel, Esquire

   Securities and Exchange Commission
   Division of Investment Management
   450 Fifth Street, N.W.
   Washington, D.C. 20549

   Re: T. Rowe Price Small-Cap Stock Fund, Inc.
       File Nos.: 002-12171/811-696


   Dear Ms. Riegel:

   In accordance with the provisions of Rule 497 of the Securities Act of 1933, we are hereby filing the above-captioned Fund's sticker dated February 7, 2000.

   The purpose of the sticker is to revise the first sentence under Principal Investment Strategy on page 1 of the Prospectus.

   If you have any questions about this filing, please give me a call at 410-345-6601 or, in my absence, Melissa Hill at 410-345-6646.

   Sincerely,

   /s/Forrest R. Foss

   Forrest R. Foss